SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2003

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                          1-5287                       22-2879612
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey               07008
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 4

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Item 5. Other Events and Regulation FD Disclosure.

          On December 12, 2003, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing that it had agreed to sell in a private placement $50 million aggregate principal amount of its 8.75% senior subordinated notes due 2012, subject to customary closing conditions.

          A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (a)   None.
        (b)   None.
        (c)   Exhibits:

        Exhibit No.            Description
        -----------            -----------

        99.1                   Press release issued by the registrant, dated
                               December 12, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATHMARK STORES, INC.

Date: December 16, 2003                       By:    /s/ Marc A. Strassler
                                                   ----------------------------
                                                   Name:  Marc A. Strassler
                                                   Title: Senior Vice President
                                                          and General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                        Description
-------                    -----------

99.1                       Press release issued by the registrant, dated
                           December 12, 2003.